  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.______)

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WidePoint Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JUNE 19, 2020

WIDEPOINT CORPORATION
11250 Waples Mill Road, South Tower, Suite 210
Fairfax, Virginia 22030
[July 8], 2020

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of WidePoint Corporation:

We hereby notify you that a Special Meeting of Stockholders (the “Special Meeting”) of WidePoint Corporation, a Delaware corporation, will be held at [10:00 a.m.], EST, on [Monday], [August 24], 2020. Due to the public health impact of the coronavirus outbreak (i.e., COVID-19) and to support the health and well-being of our stockholders and other stakeholders, the Special Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the Special Meeting online and vote your shares electronically prior to and during the meeting by visiting: [www.virtualshareholdermeeting.com/WYY2020]. You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the Special Meeting. The accompanying notice of meeting and proxy statement describe the following matters described in the accompanying proxy statement:

(1)
to approve an amendment to our amended and restated certificate of incorporation, as amended (the “Restated Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding shares of common stock, $0.001 par value per share, at a ratio to be determined in the discretion of the Board of Directors within a range of one (1) share of common stock for every five (5) to fifteen (15) shares of common stock (the “Reverse Stock Split”), such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable;
(2)
to approve an amendment to the Restated Certificate of Incorporation, to decrease the number of authorized shares of common stock to 30,000,000 (the “Authorized Common Stock Decrease”), such amendment contingent upon the Reverse Stock Split being approved and effected;
(3)
to approve an adjournment of the Special Meeting, if the Board of Directors determines it to be necessary or appropriate, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of Proposal 1–the Reverse Stock Split, and Proposal 2–the Authorized Common Stock Decrease; and
(4)
to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Stockholders of record at the close of business on [July 6], 2020 are entitled to receive notice of, and to vote at, the Special Meeting.

YOUR VOTE IS IMPORTANT. We encourage you to read the proxy statement and vote your shares as soon as possible. We ask that you vote your shares via the Internet or by telephone, as instructed on the Notice of Internet Availability of Proxy Materials or as instructed on the accompanying proxy. If you received or requested a copy of the proxy card by mail, you may submit your vote by completing, signing, dating and returning the proxy card by mail. You may also participate in the Special Meeting online and vote your shares electronically. We encourage you to vote via the Internet or by telephone. These methods save us significant postage and processing charges. Please vote your shares as soon as possible.

By order of the Board of Directors,
Jin Kang Chief Executive Officer

[July 8], 2020

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JUNE 19, 2020

WIDEPOINT CORPORATION
11250 Waples Mill Road, South Tower, Suite 210
Fairfax, Virginia 22030

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WidePoint Corporation, a Delaware corporation (referred to herein as “WidePoint,” the “Company,” “we” or “our”), of proxies of stockholders to be voted at a Special Meeting of Stockholders to be held at [10:00 a.m.], EST, on [Monday], [August 24], 2020. Due to the public health impact of the coronavirus outbreak (i.e., COVID-19) and to support the health and well-being of our stockholders and other stakeholders, the Special Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the Special Meeting online and vote your shares electronically prior to and during the meeting by visiting: [www.virtualshareholdermeeting.com/WYY2020]. You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the Special Meeting. Any stockholder executing a proxy retains the right to revoke it at any time prior to its being exercised by giving written notice to the Secretary of the Company.

The Board of Directors is soliciting votes (1) FOR the approval of an amendment to our amended and restated certificate of incorporation, as amended (the “Restated Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio to be determined in the discretion of the Board of Directors within a range of one (1) share of common stock for every five (5) to fifteen (15) shares of common stock (the “Reverse Stock Split”), such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable; (2) FOR the approval of an amendment to the Restated Certificate of Incorporation to decrease the number of authorized shares of common stock from 110,000,000 to 30,000,000 (the “Authorized Common Stock Decrease”), such amendment contingent upon the Reverse Stock Split being approved and effected; and (3) FOR approval to adjourn the Special Meeting, if the Board determines it to be necessary or appropriate, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of the Reverse Stock Split and the Authorized Common Stock Decrease (the “Adjournment”).

This Proxy Statement and the accompanying proxy are first being sent to stockholders of the Company on or about [July 8], 2020.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

In accordance with regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials, including our annual report to stockholders, to each stockholder of record, we may now furnish these materials by mail or e-mail. On or about [July 8], 2020, we mailed to our stockholders who have not previously requested to receive these materials by mail or e-mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report and to vote online. The Notice instructs you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone. If you received the Notice by mail, you will not automatically receive a printed copy of our proxy materials or annual report unless you follow the instructions for requesting these materials included in the Notice.

VOTING PROCEDURES AND SECURITIES

Your Vote is Very Important

Whether or not you plan to attend the meeting, please take the time to vote your shares as soon as possible. You may submit your vote by completing, signing, dating and returning the proxy card by mail. We encourage you to vote via the Internet or by telephone. These methods save us significant postage and processing charges.

Vote Required, Abstentions and Broker Non-Votes

Shares of common stock represented by proxy will be voted according to the instructions, if any, given in the proxy. Unless otherwise instructed, the person or persons named in the proxy will vote (1) FOR the approval of the Reverse Stock Split; (2) FOR the approval of the Authorized Common Stock Decrease; and (3) FOR the Adjournment. The Board of Directors has designated Jin Kang and Jason Holloway, and each or any of them, as proxies to vote the shares of common stock solicited on its behalf.

Votes cast by proxy or in person at the Special Meeting will be tabulated by an inspector of election appointed by the Company for the meeting. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock of the Company entitled to vote are present at the Special Meeting in person or by proxy. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Special Meeting. Broker non-votes (which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares or declines to exercise discretion) are treated as present for purposes of determining whether a quorum is present at the meeting.

To be approved, Proposal 1, which relates to the approval of the Reverse Stock Split within a range of one (1) share of common stock for every five (5) to fifteen (15) shares of common stock, must receive FOR votes from the holders of a majority of the issued and outstanding shares of common stock as of the record date. Accordingly, abstentions and broker non-votes with respect this proposal will have the same effect as voting AGAINST this proposal (although no broker non-votes are expected to exist in connection with Proposal 1 since this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions).

To be approved, Proposal 2, which relates to the approval of the Authorized Common Stock Decrease to decrease the number of authorized shares of common stock from 110,000,000 to 30,000,000, must receive FOR votes from the holders of a majority of the issued and outstanding shares of common stock as of the record date. Accordingly, abstentions and broker non-votes with respect this proposal will have the same effect as voting AGAINST this proposal (although no broker non-votes are expected to exist in connection with Proposal 2 since this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions).

To be approved, Proposal 3, which relates to the approval of the Adjournment of the Special Meeting, if the Board determines it to be necessary or appropriate to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split and the Authorized Common Stock Decrease, must receive FOR votes from the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the Special Meeting. Abstentions will be included in the vote tally and will have the same effect as a vote AGAINST and broker non-votes will not affect the outcome of this proposal (although no broker non-votes are expected to exist in connection with Proposal 3 since this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions).

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The routine matters to be submitted to our stockholders at the Special Meeting are Proposals 1 and 2 and 3.

We encourage you to vote FOR all three (3) proposals.

The cost of soliciting proxies will be borne by the Company. Certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

Shares Outstanding

As of [July 6], 2020, the record date for determining stockholders entitled to vote at the Special Meeting, a total of [ ] shares of common stock of the Company, par value $.001 per share, which is the only class of voting securities of the Company, were issued and outstanding. All holders of record of the common stock as of the close of business on [July 6], 2020 are entitled to one vote for each share held when voting at the Special Meeting, or any adjournment thereof, upon the matters listed in the Notice of Special Meeting. Cumulative voting is not permitted.

Other Business

The Board knows of no other matters to be presented for stockholder action at the meeting. If other matters are properly brought before the meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

PROPOSAL ONE – REVERSE STOCK SPLIT

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT A RATIO TO BE DETERMINED IN THE DISCRETION OF THE BOARD OF DIRECTORS WITHIN A RANGE OF ONE (1) SHARE OF COMMON STOCK FOR EVERY FIVE (5) TO FIFTEEN (15) SHARES OF COMMON STOCK

General

The Board of Directors has adopted, and is recommending that our stockholders approve, a proposed amendment to our Restated Certificate of Incorporation to effect a Reverse Stock Split of the issued and outstanding shares of common stock. Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable. Holders of the common stock are being asked to approve the proposal that Article Four of our Restated Certificate of Incorporation be amended to effect a Reverse Stock Split of the common stock at a ratio to be determined in the discretion of the Board of Directors within the range of one (1) share of common stock for every five (5) to fifteen (15) shares of common stock and also to decide whether or not to proceed to effect a Reverse Stock Split or instead to abandon the proposed amendment altogether. Pursuant to the laws of the State of Delaware, our state of incorporation, the Board of Directors must adopt any amendment to our Restated Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of proposed amendment to effect the Reverse Stock Split is set forth in the certificate of amendment to our Restated Certificate of Incorporation attached as Appendix A to this proxy statement. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the Restated Certificate of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of common stock by the ratio to be determined by the Board of Directors. If the Board of Directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time. The Board of Directors may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

By approving this proposal, stockholders will approve the amendment to our Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares, between and including five and fifteen, would be combined into one share of common stock, and authorize the Board of Directors to file a certificate of amendment setting forth such amendment, as determined by the Board of Directors in the manner described herein. If approved, the Board of Directors may also elect not to effect any Reverse Stock Split and consequently not to file any certificate of amendment to the Restated Certificate of Incorporation. The Board of Directors believes that stockholder approval of an amendment granting the Board of Directors this discretion, rather than approval of a specified exchange ratio, provides the Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of our Company and its stockholders. The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions and existing and expected trading prices for the common stock. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board of Directors does not deem it to be in our best interest and the best interest of our stockholders. The Reverse Stock Split, if authorized and if deemed by the Board of Directors to be in our best interest and the best interest of our stockholders, will be effected, if at all, at a time that is not later than one year from the date of the Special Meeting.

This Proposal 1, the proposed approval of the Reverse Stock Split as set forth in the certificate of amendment to our Restated Certificate of Incorporation, will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock; however effecting the Reverse Stock Split will provide for additional shares of unissued authorized common stock. If Proposal 2 (the Authorized Common Stock Decrease) is approved and the Board of Directors determined to effect the Authorized Common Stock Decrease and not abandon the Authorized Common Stock Decrease, the authorized number of shares of common stock will be decreased from 110,000,000 to 30,000,000. As of the date of this proxy statement, our current authorized number of shares of common stock is sufficient to satisfy all of our share issuance obligations and current share plans and we do not have any current plans, arrangements or understandings relating to the issuance of the additional shares of authorized common stock that will become available following the Reverse Stock Split.

Purpose and Background of the Reverse Stock Split

The Board of Directors believes that the current low per share market price of the common stock has a negative effect on the marketability of our existing shares. The Board of Directors believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the common stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the common stock. The Board of Directors anticipates that a Reverse Stock Split will result in a higher bid price for the common stock, which may help to alleviate some of these problems.

We expect that, if effected, a Reverse Stock Split of the common stock will increase the market price of the common stock. However, the effect of a Reverse Stock Split on the market price of the common stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of the common stock outstanding resulting from the Reverse Stock Split, effectively reducing our market capitalization, and there can be no assurance that the market price per post-reverse split share will be for a sustained period of time. The market price of the common stock may vary based on other factors that are unrelated to the number of shares outstanding, including our future performance.

PLEASE NOTE THAT UNLESS SPECIFICALLY INDICATED TO THE CONTRARY, THE DATA CONTAINED IN THIS PROXY STATEMENT, INCLUDING BUT NOT LIMITED TO SHARE NUMBERS, CONVERSION PRICES AND EXERCISE PRICES OF OPTIONS, DOES NOT REFLECT THE IMPACT OF THE REVERSE STOCK SPLIT THAT MAY BE EFFECTUATED.

Board Discretion to Implement the Reverse Stock Split

If Proposal No. 1 is approved by the stockholders and the Board determines to effect the Reverse Stock Split, it will consider certain factors in selecting the specific stock split ratio, including prevailing market conditions and the trading price of the common stock. Based in part on the price of the common stock on the days leading up to the filing of the certificate of amendment to the Restated Certificate of Incorporation effecting the Reverse Stock Split, the Board of Directors will determine the ratio of the Reverse Stock Split, in the range of 1:5 to 1:15.

Notwithstanding approval of the Reverse Stock Split by the stockholders, the Board of Directors may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the Reverse Stock Split prior to the one year anniversary of the Special Meeting of stockholders, as permitted under Section 242(c) of the DGCL. If the Board fails to implement the amendment prior to the one-year anniversary of this meeting of stockholders, stockholder approval would again be required prior to implementing any Reverse Stock Split.

Consequences if Stockholder Approval for Proposal Is Not Obtained

If stockholder approval for Proposal No. 1 is not obtained, we will not be able to file a certificate of amendment to the Restated Certificate of Incorporation to effect the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors determines to implement the Reverse Stock Split, we will publicly announce the selected ratio for the Reverse Stock Split and file the certificate of amendment to amend the existing provision of our Restated Certificate of Incorporation to effect the Reverse Stock Split. The text of the form of proposed amendment is set forth in the certificate of amendment to the Restated Certificate of Incorporation is annexed to this proxy statement as Appendix A.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the stock split ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in our Company or proportionate voting power, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company will issue one full share of the post-Reverse Stock Split common stock to any stockholder of record who would have been entitled to receive a fractional share as a result of the process. After the Reverse Stock Split, the shares of the common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Following the effectiveness of any Reverse Stock Split approved by the stockholders and implementation by the Board of Directors, current stockholders will hold fewer shares of common stock, with such number of shares dependent on the specific ratio for the Reverse Stock Split. For example, if the Board approves of a 1-for-5 Reverse Stock Split, a stockholder owning a “round-lot” of 100 shares of common stock prior to the Reverse Stock Split would hold 20 shares of common stock following the Reverse Stock Split. THE HIGHER THE REVERSE RATIO (1-FOR-10 BEING HIGHER THAN 1-FOR-5, FOR EXAMPLE), THE GREATER THE REDUCTION OF RELATED SHARES EACH EXISTING STOCKHOLDER, POST REVERSE STOCK SPLIT, WILL EXPERIENCE.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our common stock. There is no assurance that:

●
the market price per share of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split;
●
the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; and
●
the liquidity of the common stock will increase.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price for our common stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of our common stock after the Reverse Stock Split will be five (5) to fifteen (15) times, as applicable, the prices for shares of our common stock immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our common stock does rise following the Reverse Stock Split, we cannot assure you that the market price of the common stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of the common stock.

The market price of the common stock will also be based on our performance and other factors, some of which are unrelated to the Reverse Stock Split or the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. The total market capitalization of the common stock after implementation of the Reverse Stock Split when and if implemented may also be lower than the total market capitalization before the Reverse Stock Split. Furthermore, the liquidity of the common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the share price does not increase as a result of the Reverse Stock Split.

Common Stock

After the effective date of the Reverse Stock Split, each stockholder will own fewer shares of the common stock. The following table sets forth the approximate number of shares of the common stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of common stock at various exchange ratios, based on 85,910,275 shares of common stock actually outstanding as of June 17, 2020 (without giving effect to any adjustments for fractional shares).

Approximate Shares of Common Stock
Outstanding After Reverse Stock Split
Based on Current Authorized
Ratio of Reverse Stock Split	Number of Shares

None	—
1:5	17,182,055
1:10	8,591,028
1:15	5,727,352

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable

If the certificate of amendment is approved by the stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in our best interests and the best interests of our stockholders, the Board of Directors will determine the ratio, within the range approved by stockholders, of the Reverse Stock Split to be implemented and will publicly announce the selected ratio for the Reverse Stock Split. We will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the Reverse Stock Split. The Board of Directors may delay effecting the Reverse Stock Split without re-soliciting stockholder approval. The Reverse Stock Split will become effective on the effective date set forth in the certificate of amendment. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Stock Split with instructions. After you submit your completed transmittal letter, if you are entitled to post-split shares of the common stock, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the split indicating the number of shares of the common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of the common stock for a statement of holding. When you submit your certificate representing the pre-split shares of the common stock, your post-split shares of the common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company will issue one full share of the post-Reverse Stock Split common stock to any stockholder of record who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Effect of the Reverse Stock Split on Equity Incentive Plans

     We maintain equity inventive plans (the “Plans”) pursuant to which we have granted stock options and awards of restricted stock that are presently outstanding and additional equity incentive compensation awards may be granted in the future. Pursuant to the terms of the Plans, the Board of Directors or a committee thereof, as applicable, will adjust the number of shares available for future grant under the Plans, the number of shares underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the common stock capital account on our balance sheet. However, because the par value of the common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between one-fifth (1/5) and one-fifteenth (1/15) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the common stock will be increased because there will be fewer shares of common stock outstanding. Prior periods per share amounts will be restated to reflect the Reverse Stock Split.

Material Tax Consequences of the Reverse Stock Split Generally

The following is a summary of the material U.S. federal income tax consequences of the reverse stock split to holders of our common stock and to the Company. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing, proposed and temporary Treasury Regulations promulgated thereunder, Internal Revenue Service (“IRS”) rulings, administrative pronouncements and judicial decisions in effect as of the date of this Information Statement, all of which are subject to change (possibly with retroactive effect) or to different interpretations. The summary does not address all aspects of federal income taxation that may apply to a stockholder as a result of the Reverse Stock Split and is included for general information only. In addition, the summary does not address any state, local or non-U.S. income or other tax consequences of the Reverse Stock Split.

The summary does not address tax consequences to stockholders that are subject to special tax rules, including, without limitation, banks, insurance companies, regulated investment companies, personal holding companies, non-U.S. entities, nonresident alien individuals, broker-dealers, S corporations, entities treated as partnerships or partners of such partnerships, persons who acquired our common stock pursuant to the exercise of compensatory stock options, estates, trusts and tax-exempt entities. The summary further assumes that stockholders have held our common stock subject to the Reverse Stock Split as a capital asset within the meaning of Section 1221 of the Code, and will continue to hold such common stock as a capital asset following the Reverse Stock Split. No ruling from the IRS or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the Reverse Stock Split.

THE FOLLOWING DISCUSSION IS BASED ON CURRENT LAW AND IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE REVERSE STOCK SPLIT. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. THIS DISCUSSION IS FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE TAX ADVICE.

We believe that the Reverse Stock Split, if implemented, would be a tax-free recapitalization under the Code. If the Reverse Stock Split qualifies as a recapitalization under the Code, then, generally, for U.S. federal income tax purposes, no gain or loss will be recognized by the Company in connection with the Reverse Stock Split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split common stock for shares of post-split common stock. The post-split common stock in the hands of a stockholder following the Reverse Stock Split will have an aggregate tax basis equal to the aggregate tax basis of the pre-split common stock held by that stockholder immediately prior to the Reverse Stock Split. Similarly, a stockholder’s holding period for the post-split common stock will be the same as the holding period for the pre-split common stock exchanged therefor.

Alternative characterizations of the Reverse Stock Split are possible. For example, while the Reverse Stock Split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding alternative characterizations of the Reverse Stock Split for federal income tax purposes.

THE COMPANY’S VIEW REGARDING THE TAX CONSEQUENCE OF THE REVERSE STOCK SPLIT IS NOT BINDING ON THE IRS OR THE COURTS. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISORS REGARDING ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Vote Required to Approve Amendment of our Restated Certificate of Incorporation

Approval of the Reverse Stock Split as set forth in the certificate of amendment to our Restated Certificate of Incorporation included as Appendix A, requires an affirmative vote of a majority of the common stock outstanding entitled to vote at the Special Meeting as of the record date. Abstentions and broker non-votes will have the same effect as “against” votes. Approval by our stockholders of the Reverse Stock Split is not conditioned upon approval by our stockholders of the Authorized Common Stock Decrease.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO TO BE DETERMINED IN THE DISCRETION OF THE BOARD OF DIRECTORS IN THE RANGE OF ONE (1) SHARE OF COMMON STOCK FOR EVERY FIVE (5) TO FIFTEEN (15) SHARES OF COMMON STOCK, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2

APPROVAL OF AMENDMENT (IN THE EVENT IT IS DEEMED BY THE BOARD TO BE ADVISABLE) TO OUR RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 110,000,000 to 30,000,000

The Board of Directors has adopted a resolution approving and recommending to our stockholders for their approval, a proposed amendment to our Restated Certificate of Incorporation to effect a decrease in the number of shares of our authorized common stock from the 110,000,000 shares that are currently authorized for issuance pursuant to our Restated Certificate of Incorporation to a total of 30,000,000 shares of common stock, contingent upon the Reverse Stock Split being approved and effected in accordance with Proposal 1. The proposed amendment to the Restated Certificate of Incorporation reflecting the decrease to the Company's authorized shares of common stock is included in Appendix B to this Proxy Statement.

In the event that the Board of Directors decides to effect the Reverse Stock Split following stockholder approval of Proposal 1 and this Proposal 2 is approved at the Special Meeting, the Board of Directors will also effect an amendment to our Restated Certificate of Incorporation that will result in a decrease in the number of authorized shares of common stock from 110,000,000 to 30,000,000, concurrently with the amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split. In the event that (i) Proposal 1 is approved by our stockholders at the Special Meeting and the Board of Directors decides to effect the Reverse Stock Split following such approval and (ii) this Proposal 2 is not approved at the Special Meeting, the authorized number of shares of our common stock will remain at 110,000,000.

Even if Proposal 2 is approved at the Annual Meeting, the Board of Directors may determine in its sole discretion not to effect the Reverse Stock Split and not to file any amendments to our Restated Certificate of Incorporation. If the Board of Directors determines not to implement the Reverse Stock Split in accordance with Proposal 1, the number of authorized shares of our common stock will not be reduced to 30,000,000 in accordance with this Proposal 2, even if this proposal is approved at the Special Meeting. If the Board of Directors determines to change the number of authorized shares of our common stock other than a reduction to 30,000,000 concurrently with effecting the Reverse Stock Split in accordance with Proposal 1, further stockholder approval would be required prior to the Company implementing any such change in the number of authorized shares of our common stock.

If Proposal 1 is not approved, then we will not amend our Restated Certificate of Incorporation to decrease the number of authorized shares of common stock.

No changes to the Restated Certificate of Incorporation are being proposed with respect to the number of authorized shares of preferred stock.

Reasons for the Amendment

In the event that the Reverse Stock Split is approved and effected in accordance with Proposal 1, the Board of Directors believes, based on current information, that we will need fewer authorized shares of common dtock to meet our projected capital stock needs for capital-raising transactions, issuance of equity-based compensation and, to the extent opportunities may arise in the future, strategic transactions that may involve our issuance of stock-based consideration. Therefore, the Board of Directors is seeking approval of an amendment to our Restated Certificate of Incorporation to reduce our authorized capital stock.

Effects of the Amendment

The decrease of the number of shares of authorized common stock (if it is approved by the Company's stockholders at the Special Meeting) will not change any rights of any holder of our common stock as such decrease would only apply to unissued authorized common stock. Voting rights of the holders of the issued shares of common stock will remain the same.

The proposed amendment to our Restated Certificate of Incorporation would decrease the total number of authorized shares of our common stock to 30,000,000 shares. However, the proposed amendment would not change any of the current rights and privileges of our common stock or its par value.

In addition, the amendment proposed in this Proposal 2 would not be expected to limit our ability to use the remaining number of authorized shares of common stock for appropriate future corporate purposes, including equity financing transactions, debt-for-equity refinancing transactions, refinancing transactions with an equity component, acquisitions involving equity consideration and other equity considerations that the board of directors may determine to be in the best interests of the Company and its stockholders from time to time.

The proposed decrease in the number of authorized shares of our common stock could have adverse effects on us. We will have less flexibility to issue shares of common stock, including in connection with a potential merger or acquisition, other strategic transaction or follow-on offering if the number of authorized shares of our common stock is reduced. In the event that our board of directors determines that it would be in the best interests of the Company and its stockholders to issue a number of shares of common stock in excess of the number of then authorized but unissued and unreserved shares, we would be required to seek the approval of our stockholders to increase the number of shares of authorized common stock. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders.

Vote Required to Approve the Amendment of our Restated Certificate of Incorporation

Approval of the amendment to our Restated Certificate of Incorporation to effect a decrease in the number of shares of our authorized common stock as set forth in the certificate of amendment to our Restated Certificate of Incorporation included as Appendix B, requires an affirmative vote of a majority of the common stock outstanding entitled to vote at the Special Meeting as of the record date. Abstentions and broker non-votes will have the same effect as “against” votes. In the event that the Board of Directors decides to effect the Reverse Stock Split following stockholder approval of Proposal 1 and this Proposal 2 is approved at the Special Meeting, the Board of Directors will also effect an amendment to our Restated Certificate of Incorporation that will result in a decrease in the number of authorized shares of common stock from 110,000,000 to 30,000,000, concurrently with the amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split. In the event that (i) Proposal 1 is approved by our stockholders at the Special Meeting and the Board of Directors decides to effect the Reverse Stock Split following such approval and (ii) this Proposal 2 is not approved at the Special Meeting, the authorized number of shares of our common stock will remain at 110,000,000.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AUTHORIZED COMMON STOCK DECREASE.

PROPOSAL 3

ADJOURNMENT OF THE SPECIAL MEETING OF STOCKHOLDERS, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF PROPOSAL 1 OR PROPOSAL 2

Adjournment to Solicit Additional Proxies

If we fail to receive a sufficient number of votes to approve any of Proposal 1 (an amendment to the Restated Certificate of Incorporation to effect the Reverse Stock Split), and/or Proposal 2 (an amendment to the Restated Certificate of Incorporation to effect the Authorized Common Stock Decrease) we may propose to adjourn the Special Meeting, if the Board of Directors determines it to be necessary or appropriate for the purpose of soliciting additional proxies to approve Proposal 1 and/or Proposal 2. We currently do not intend to propose adjournment of the Special Meeting, if there are sufficient votes in favor of each of Proposal 1 and Proposal 2. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1 and Proposal 2, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by the Board of Directors) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders under Delaware law, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of the Adjournment requires an affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes are not votes cast and therefore will not affect the outcome of this proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3 THE ADJOURNMENT OF THE SPECIAL MEETING, IF THE BOARD DETERMINES IT TO BE NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1 AND/OR PROPOSAL 2.

OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Directors and Executive Officers

In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or transfer, except as otherwise noted, and shares underlying stock options that are exercisable currently or within 60 days. The calculation of the percentage of outstanding shares is based on 85,910,275 shares outstanding as of June 17, 2020. The mailing address for each of our directors and officers is c/o WidePoint Corporation - 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030.

The following tables set forth the number of shares of our common stock beneficially owned as of June 17, 2020 by each director and executive officer:

Directors and Executive Officers	Direct Common Stock Owned	Restricted Stock Owned	Stock Options Exercisable (1)	Number of Shares of Common Stock (1)	Percent of Common Stock Outstanding (1)

Otto Guenther (2) (3)	595,314	-	50,000	645,314	*
Jin Kang (4)	3,411,385	422,938	0	3,834,323	4.5%
Jason Holloway (5)	1,007,041	322,938	500,000	1,829,979	2.1%
Kellie Kim (6)	-	100,000	-	100,000	*
Julia Bowen (3)	167,968	-	-	167,968	*
Richard Todaro (3)	267,968	-	-	267,968	*
Philip Garfinkle (3) (7)	113,722	-	-	113,722	*
All directors and executive officers as a group (7 persons) (8)	5,563,398	845,876	550,000	6,959,274	8.1%
_________________________
*Indicates ownership percentage is less than 1.0%.

(1) Assumes in the case of each stockholder listed above that all options and/or restricted stock held by such stockholder that are exercisable currently or vesting within 60 days of June 17, 2020 were fully exercised or vested by such stockholder, without the exercise or vesting of any shares of restricted stock or options held by any other stockholders.

(2) Includes 50,000 earned and exercisable options to purchase shares from the Company at a price $0.44 per share.

(3) Excludes shares to be granted for one year service period beginning June 19, 2020 and ending June 18, 2021.

(4) Includes 422,938 shares of unvested restricted stock.

(5) Includes 500,000 earned and exercisable options to purchase shares from the Company at a price $.70 per share and 322,938 shares of unvested restricted stock.

(6) Includes 100,000 shares of unvested restricted stock.

(7) Director as of June 19, 2020.

(8) Includes the shares referred to as included in notes (2) through (7) above.

Security Ownership of Certain Beneficial Owners (Greater than 5% Holders)

The following table sets forth beneficial owners of more than 5% based on 85,910,275 outstanding shares of common stock as of June 17, 2020:

Names and Complete Mailing Address	Number of Shares of Common Stock	Percent of Common Stock Outstanding

Nokomis Capital, L.L.C., and Brett Hendrickson 2305 Cedar Springs Rd., Suite 420 Dallas, Texas 75201	8,378,081	9.8%(1)

(1)
Based on information provided in Schedule 13G filed on May 29, 2020, Nokomis Capital, L.L.C. is a Texas limited liability company and Mr. Brett Hendrickson is the principal of Nokomis Capital, L.L.C. The Schedule 13D relates to shares purchased by Nokomis Capital through the accounts of certain private funds and managed accounts (collectively, the “Nokomis Accounts”). Nokomis Capital serves as the investment adviser to the Nokomis Accounts and may direct the vote and dispose of the shares held by the Nokomis Accounts. As the principal of Nokomis Capital, Mr. Hendrickson may direct the vote and disposition of the shares held by the Nokomis Accounts. Pursuant to Rule 16a-1, both Nokomis Capital and Mr. Hendrickson disclaim such beneficial ownership. On July 3, 2018, we entered into an appointment and standstill agreement with Nokomis. The appointment and standstill agreement, among other things, provided that (i) Nokomis shall be entitled to appoint one qualified independent individual as a Class III director and as a member of the Corporate Governance and Nominating Committee and the Compensation Committee of the Board and we shall nominate such appointee for election at the 2019 Annual Meeting of Stockholders and (ii) we and Nokomis shall mutually select a qualified independent individual to serve as a Class III director and as a member of the Corporate Governance and Nominating Committee and the Compensation Committee of the Board and we shall nominate such appointee for election at the 2019 Annual Meeting of Stockholders. On February 7, 2019 and in accordance with the terms of the appointment and standstill agreement, the Board appointed Richard L. Todaro and Julia A. Bowen as Class III directors of the Company, with Mr. Todaro as the appointee by Nokomis and Ms. Bowen as the mutual appointee. Also, on July 20, 2017, we previously entered into an appointment and standstill agreement with Nokomis, pursuant to which, among other things, the Company agreed to immediately appoint Alan Howe and Philip Richter as Class II directors and as members of the Corporate Governance and Nominating Committee and the Compensation Committee of the Board and to nominate them for election at the Company’s 2017 Annual Meeting of Stockholders.

NO DISSENTERS’ OR APPRAISAL RIGHTS

The corporate actions described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

OTHER INFORMATION

We maintain an internet website at http://www.widepoint.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendment to those reports, are available free of charge on our website immediately after they are filed with or furnished to the Securities and Exchange Commission. WidePoint’s Code of Business Conduct, Corporate Governance Principles and Charters of the Committees of the Board of Directors are also available free of charge on our website or by writing to WidePoint Corporation, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, c/o Corporate Secretary. WidePoint’s Code of Business Conduct applies to all directors, officers (including the Chief Executive Officer and Chief Financial Officer) and employees. Amendments to or waivers of the Code of Conduct granted to any of the Company’s directors or executive officers will be published on our website within four business days of such amendment or waiver.

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Proposals of stockholders intended to be presented at the 2021 Annual Meeting must be received by the Secretary of the Company, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, no later than December 25, 2020 in order for them to be considered for inclusion in the 2021 Proxy Statement. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. Based on our anticipated meeting date, a stockholder desiring to submit a proposal to be voted on at next year’s Annual Meeting of Stockholders, but not desiring to have such proposal included in next year’s proxy statement relating to that meeting, should submit such proposal to the Company no later than December 25, 2020. Failure to comply with that advance notice requirement will result in the proposal not being placed on the agenda at the meeting.

OTHER MATTERS

Management is not aware of any other matters to be considered at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named in the enclosed Proxy will vote said Proxy in accordance with their discretion.

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
WIDEPOINT CORPORATION
(a Delaware Corporation)

WidePoint corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate”), and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The Restated Certificate is hereby amended by deleting Article FOURTH in its entirety and substituting in lieu thereof the following:

ARTICLE IV. CAPITAL STOCK

        The aggregate number of shares of stock that the Corporation shall have authority to issue is one hundred twenty million (120,000,000), of which ten million (10,000,000) shares, with a par value of $0.001 per share, are designated as Preferred Stock, and one hundred ten million (110,000,000), with a par value of $0.001 per share, are designated as Common Stock.

        (a) Provisions Relating to the Common Stock.

(1) Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder’s name on the records of the Corporation on each matter submitted to a vote of the stockholders, except as otherwise required by law.

(2) The holders of the Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.

(3) Effective as of [date] (the "Effective Time"), each [number to be determined from five to fifteen] shares of Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or any holder thereof, subject to the treatment of fractional share interests as described below (the "Reverse Stock Split"). The Reverse Stock Split shall occur without any further action on the part of the Company or the holder thereof and whether or not certificates representing such holder's shares prior to the Reverse Stock Split are surrendered for cancellation. No fractional interest in a share of Common Stock shall be deliverable upon the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock ("Old Certificate"), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, plus any additional fraction of a share of Common Stock to round up to the next whole share."

        (b) Provisions Relating to the Preferred Stock. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(1) The number of shares constituting that series and the distinctive designation of that series;

(2) The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

 (5) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(8) Any other relative rights, preferences and limitations of that series.

Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the Common Stock with respect to the same dividend period. If upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

2. This Certificate of Amendment shall be effective as of ____ at ____ Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this [   ] day of [   ], 202[   ].

WIDEPOINT CORPORATION

By:
Name:
Title:

 APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
WIDEPOINT CORPORATION
(a Delaware Corporation)

WidePoint corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate”), and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The Restated Certificate is hereby amended by deleting Article FOURTH in its entirety and substituting in lieu thereof the following:

ARTICLE IV. CAPITAL STOCK

        The aggregate number of shares of stock that the Corporation shall have authority to issue is forty million (40,000,000), of which ten million (10,000,000) shares, with a par value of $0.001 per share, are designated as Preferred Stock, and thirty million (30,000,000), with a par value of $0.001 per share, are designated as Common Stock.

        (a) Provisions Relating to the Common Stock.

(1) Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder’s name on the records of the Corporation on each matter submitted to a vote of the stockholders, except as otherwise required by law.

(2) The holders of the Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.

(3) Effective as of [date] (the "Effective Time"), each [number to be determined from five to fifteen] shares of Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or any holder thereof, subject to the treatment of fractional share interests as described below (the "Reverse Stock Split"). The Reverse Stock Split shall occur without any further action on the part of the Company or the holder thereof and whether or not certificates representing such holder's shares prior to the Reverse Stock Split are surrendered for cancellation. No fractional interest in a share of Common Stock shall be deliverable upon the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock ("Old Certificate"), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, plus any additional fraction of a share of Common Stock to round up to the next whole share."

                                  (b) Provisions Relating to the Preferred Stock. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(1) The number of shares constituting that series and the distinctive designation of that series;

(2) The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

 (5) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(8) Any other relative rights, preferences and limitations of that series.

Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the Common Stock with respect to the same dividend period. If upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

2. This Certificate of Amendment shall be effective as of ____ at ____ Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this   day of  ,  .

WIDEPOINT CORPORATION

By:
Name:
Title:

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION, DATED JUNE 19, 2020

WIDEPOINT CORPORATION
11250 Waples Mill Road
South Tower, Suite 210
Fairfax, VA 22030
ATTEN: Jin Kang

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Dat	Signature (Joint Owners)	Dat

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com

WIDEPOINT CORPORATION
Special Meeting of Stockholders
[August 24], 2020 at 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jin Kang and Jason Holloway, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WIDEPOINT CORPORATION that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, EDT on [August 24], 2020. Due to the public health impact of the coronavirus pandemic (i.e., COVID-19) and to support the health and well-being of our stockholders and other stakeholders, we have decided that this special meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the special meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/WYY2020. There is no physical location for the Special Meeting and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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